UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): October 24, 2018

PLYZER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 860 - 0211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading on OTCQB Market Exchange

On October 17, 2018, Plyzer Technologies Inc. (the “Company”) announce Adamed Laboratorios, a Madrid-based pharmaceutical company (“Adamed”) is presently subscribed to Plyzer’s Intelligence platform. Adamed is monitoring the online performance of their over the counter product catalogue on more than 360 online sales channels in Spain. Adamed manufactures over 250 products and has a global presence in 60 countries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2018

PLYZER TECHNOLOGIES INC.

By: /s/ Terence Robinson

Terence Robinson

Chief Executive Officer

3